UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 6, 2006
(Date of earliest event reported)


                  COBALT CMBS Commercial Mortgage Trust 2006-C1
                  ---------------------------------------------
                         (Exact name of issuing entity)


                                  CWCapital LLC
                                  -------------
               (Exact name of sponsor as specified in its charter)


                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)


                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)


                       CWCapital Commercial Funding Corp.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-132106                  20-4176380
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
       of incorporation)                                     Identification No.)


       One Charles River Place
       63 Kendrick Street
       Needham, Massachusetts                                        02494
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code          (781) 707-9300
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      On December 21, 2006, a single series of mortgage pass-through certificates, entitled CWCapital Commercial Funding Corp., COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of December 1, 2006, among CWCapital Commercial Funding Corp., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of 27 classes (each, a "Class") of Certificates, twelve of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-AB Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class IO Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates", (collectively, the "Offered Certificates"); and fifteen of which classes are designated as the "Class E Certificates," the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class AMP-E1 Certificates", the "Class AMP-E2 Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 166 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,531,161,488. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "CWCapital Mortgage Loans") were acquired by the Registrant from CWCapital LLC ("CWCapital") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and CWCapital, CWCapital Mortgage Securities I LLC and CWCapital Mortgage Securities III LLC, certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and Wachovia, certain of the Mortgage Loans (the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("CGMRC") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and CGMRC, certain of the Mortgage Loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and Artesia and certain of the mortgage loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC", and collectively with CWCapital, Wachovia, CGMRC and Artesia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and GACC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to CWCapital, Wachovia, CGMRC, Artesia and GACC was derived from the sale of Certificates by the Registrant to Wachovia Capital Markets, LLC ("WCM"), Citigroup Global Markets Inc. ("CGM") and Deutsche Bank Securities Inc. ("DBS") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated December 6, 2006, among the Registrant, WCM, CGM and DBS (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated December 6, 2006, among the Registrant, WCM, CGM and DBS (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On December 21, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 27, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
--------------------------------------------------------------------------------

Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated December 6, 2006, among CWCapital Commercial Funding Corp., Wachovia Capital Markets LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.
--------------------------------------------------------------------------------

(4.1) Pooling and Servicing Agreement, dated as of December 1, 2006, among CWCapital Commercial Funding Corp., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee
--------------------------------------------------------------------------------

(4.2) Sub-Servicing Agreement, dated as of December 1, 2006, among Wachovia Bank, National Association, as master servicer and CWCapital LLC, as sub servicer.
--------------------------------------------------------------------------------

(99.1) Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between CWCapital Commercial Funding Corp. and CWCapital LLC.
--------------------------------------------------------------------------------

(99.2) Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between CWCapital Commercial Funding Corp. and Wachovia Bank, National Association.
--------------------------------------------------------------------------------

(99.3) Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between CWCapital Commercial Funding Corp. and Citigroup Global Markets Realty Corp.
--------------------------------------------------------------------------------

(99.4) Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between CWCapital Commercial Funding Corp. and Artesia Mortgage Capital Corporation.
--------------------------------------------------------------------------------

(99.5) Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between CWCapital Commercial Funding Corp. and German American Capital Corporation.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWCAPITAL COMMERCIAL FUNDING CORP.

Date: January 5, 2007



                                   By: /s/  Robert Restrick
                                       --------------------------------------
                                   Name:    Robert Restrick
                                   Title:   Senior Vice President

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    -------------

1.1               Underwriting Agreement                         E

4.1               Pooling and Servicing Agreement                E

4.2               Sub-Servicing Agreement                        E

99.1              CWCapital Mortgage Loan Purchase               E
                  Agreement

99.2              Wachovia Mortgage Loan Purchase Agreement      E

99.3              CGMRC Mortgage Loan Purchase Agreement         E

99.4              Artesia Mortgage Loan Purchase Agreement       E

99.5              GACC Mortgage Loan Purchase Agreement          E